SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2004

BACKWEB TECHNOLOGIES LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel (State or Other Jurisdiction of Incorporation)	000-26241 (Commission File Number)	51-2198508 (IRS Employer Identification No.)

3 Abba Hillel Street
P.O. Box 3581
Ramat Gan Israel 52136
(Address of principal executive offices)

+(972) 3-6118800
(Registrant’s telephone number, including area code)

Item 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 16

     Item 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     On April 22, 2004, the Company filed a Form 8-K to announce, among other things, that Ernst & Young LLP had advised the Company that it would resign as the Company’s outside auditors, effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004.

     This Amendment to the aforesaid Form 8-K is filed solely to provide a copy of the letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 27, 2004, stating that Ernst & Young LLP has read the statements in Item 4 of the Form 8-K, filed on April 22, 2004, by the Company, and that it is in agreement with statements made therein that pertain to Ernst & Young LLP.

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BACKWEB TECHNOLOGIES LTD. (Registrant)

	By:	/s/ MICHAEL A. MORGAN
	Title:	Chief Financial Officer

Date: April 28, 2004

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 27, 2004.

3